TRANSAMERICA HANSBERGER INTERNATIONAL VALUE

Summary Prospectus

March 1, 2010, revised as of December 15, 2010

Class	CLASS I2
& Ticker	Not Applicable

This summary prospectus is designed to provide shareholders with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at http://www.transamericafunds.com/prospectus. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The fund’s prospectus and statement of additional information, dated March 1, 2010, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2009, are incorporated by reference into this summary prospectus.

Investment Objective: Seeks long-term growth of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There are no sales charges (load) or other transaction fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.87%
Distribution and service (12b-1) fees	None
Other expenses	0.10%
Total annual fund operating expenses	0.97%
Expense reduction[a]	0.00%
Total annual fund operating expenses after expense reduction	0.97%
a

Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2011, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.13%, excluding extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap, excluding extraordinary expenses. The fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008. The expense cap may be terminated by the fund’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$99	$309	$536	$1,190

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund performance. During the most recent fiscal year, the portfolio turnover rate was 59% of the average value of the portfolio.

Principal Investment Strategies: Hansberger Global Investors, Inc. (“Hansberger”), the fund’s sub-adviser, seeks to achieve the fund’s investment objective by investing primarily in a diversified portfolio of stocks (including common stock, preferred stock and convertible securities) and debt obligations of companies and governments domiciled outside the U.S. which the sub-adviser believes are undervalued. Under normal market conditions, the fund will invest more than 80% of its assets (not including the cash position of the fund) in issuers located in at least three countries other than the U.S. In selecting investments for the fund, Hansberger, by engaging in its own research and by reviewing research obtained through outside sources, seeks to identify securities of companies that have a market value which it believes is less than the company’s intrinsic value based on its long-term potential. The sub-adviser’s portfolio investment decisions rely heavily on a fundamental analysis of securities with a long-term investment perspective. Hansberger will also consider other factors in making portfolio investment decisions, including country and political risks and economic and market conditions.

The sub-adviser seeks to broaden the scope and increase the effectiveness of this fundamental analysis by searching for undervalued securities in many countries around the world. The sub-adviser generally sells a security if the price target is met, the company’s fundamentals change or if the sub-adviser believes a better investment opportunity exists.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

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Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will not earn income on the cash and the yield will go down. If a significant amount of the assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

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Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

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Currency – When the fund invests in securities denominated in foreign currencies, the fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

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Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

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Equity Securities – Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

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Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

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Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

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Increase in Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

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Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

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Market – The market prices of the securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

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Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

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Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

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Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.

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Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

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Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

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Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risk of investing in the fund by showing you how the fund’s performance has varied from year to year, and how the fund’s Class I2 average annual total returns for different periods compare to the returns of a broad measure of market performance. The table shows average annual total returns for Class I2 shares of the fund. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	25.66%
Worst Quarter:	12/31/2008	-24.17%

Average Annual Total Returns (periods ended December 31, 2009)1

	1 Year	10 Years or Inception[2]
Return before taxes	29.88%	-1.06%
Return after taxes on distributions[3]	29.49%	-1.88%
Return after taxes on distributions and sale of fund shares[3]	19.95%	-0.94%
Morgan Stanley Capital International All Country World Index ex-U.S. (reflects no deduction for fees, expenses, or taxes)	42.14%	4.38%
Morgan Stanley Capital International Europe, Australasia, Far East Index (reflects no deduction for fees, expenses, or taxes)[4]	32.46%	2.29%

[1]

Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

[2]	Class I2 commenced operations on December 6, 2005.

[3]	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

[4]

This index served as the benchmark for the fund prior to December 15, 2010, at which time it was replaced with the Morgan Stanley Capital International All Country World Index ex-U.S. This benchmark index change was made to more accurately reflect the principal strategies of the fund.

Note:  Prior to December 15, 2010, the fund was named Transamerica  AllianceBernstein International Value, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Hansberger Global Investors, Inc.
Portfolio Managers:
Ronald W. Holt, CFA, Portfolio Manager since 2010
Moira McLachlan, CFA, Portfolio Manager since 2010
Lauretta (Retz) Reeves, CFA, Portfolio Manager since 2010

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MSPAI21210HB	4